Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment‘”), dated as of April 25, 2008, among IMATION CORP., a Delaware corporation (“Imation”), IMATION ENTERPRISES CORP., a Delaware corporation (“Enterprises”) (each of Imation and Enterprises being referred to herein as a “Borrower” and together as the “Borrowers”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.
RECITALS
     A. The Borrowers, the Lenders, and the Administrative Agent are party to a Credit Agreement dated as of March 29, 2006, as amended by that Amendment to Credit Agreement dated as of July 24, 2007 (as so amended, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.
     B. The Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments and waivers with respect to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement. As used herein, (a) “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), the Guarantor Consent and each certificate and other document executed and delivered by the Borrowers or any Guarantor pursuant to Section 6 hereof, and (b) “Guarantor Consent” means a Guarantor Consent in substantially the form attached hereto as Exhibit A.
     2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
     3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:
     (a) Section 1.01 of the Credit Agreement shall be amended, at the definition of “Inactive Subsidiary”, by amending and restating such definition to read as follows:
     “Inactive Subsidiary” means, as of any time of determination, a Subsidiary that (a) is either (i) the Imation Club of the U.S., Inc. or Imation Online Service Corp., or (ii) a Foreign Subsidiary, (b) has at such time less than $100,000 in assets, and (c) is not at such time engaged in any ongoing business.

     (b) Section 1.01 of the Credit Agreement shall be further amended, at the definition of “Letter of Credit,” by amending and restating such definition to read as follows:
   “Letter of Credit” means any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.
     (c) Section 2.03(a)(iii)(C) of the Credit Agreement shall be amended and restated to read in full as follows:
   (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;
     (d) Section 6.12 of the Credit Agreement shall be amended by adding the following language at the end thereof:
“Notwithstanding the foregoing, the Borrower shall be under no obligation under this Section 6.12 in respect of (i) Imation Data Storage LLC, a Delaware corporation, provided and so long as such Person holds no material assets other than a 1% direct or indirect equity interest in Imation Data Storage Holdings CV, or (ii) Imation Online Service Corp., a New York corporation, provided and so long as such Person does not have assets in excess of $100,000, and conducts no business activities.”
     (e) The Credit Agreement shall be further amended by amending and restating Schedule 5.06 to read in full as that schedule attached hereto as Exhibit B.
     (f) The Credit Agreement shall be further amended by amending and restating Schedule 5.13 to read in full as that schedule attached hereto as Exhibit C.
     (g) The Credit Agreement shall be further amended by amending and restating Schedule 5.17 to read in full as that schedule attached hereto as Exhibit D.
     4. Waiver. The Lenders hereby waive, with effect from the date any delivery under such section is or was required, any requirement under Section 6.12 of the Credit Agreement solely in relation to Imation Online Service Corp. and Imation Data Storage LLC.
     5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) After giving effect to this Amendment, no Default has occurred and is continuing.
     (b) The execution, delivery and performance by each Borrower of this Amendment and of each Guarantor of the Guarantor Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

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     (c) The Amendment Documents constitute the legal, valid and binding obligations of each Borrower and each Guarantor, as applicable, and are enforceable against each such Person in accordance with their respective terms, without defense, counterclaim or offset.
     (d) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.
     (e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.
     6. Effective Date.
     (a) This Amendment will become effective when each of the following conditions precedent has been satisfied (the “Effective Date”):
     (i) The Administrative Agent shall have received from each Borrower, the L/C Issuer and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.
     (ii) The Administrative Agent shall have received from each Guarantor a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to the Guarantor Consent.
     (iii) The Administrative Agent shall have received from each Borrower a certificate signed by the secretary or assistant secretary of such Borrower, dated the Effective Date, in form and substance satisfactory to the Administrative Agent, and certifying evidence of the authorization of the execution, delivery and performance by such Borrower of this Amendment.
     (iv) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.
     (b) For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

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     (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
     (d) The Administrative Agent will notify the Borrowers and the Lenders of the occurrence of the Effective Date.
     7. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Administrative Agent and the Lenders of this Amendment, shall (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments or waivers under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document.
     8. Miscellaneous.
     (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.
     (b) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
     (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.
     (d) This Amendment, together with the other Amendment Documents and the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.
     (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.
     (f) Each Borrower covenants to pay to or reimburse the Administrative Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

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     (g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IMATION CORP., as a Borrower

By:	/s/ Paul R. Zeller

Name:	Paul R. Zeller

Title:	Vice President & CFO

IMATION ENTERPRISES CORP., as a
Borrower

By:	/s/ Paul R. Zeller

Name:	Paul R. Zeller

Title:	Vice President & CFO
Signature Page 1 to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Matthew C. Correia

Name:	Matthew C. Correia

Title:	Vice President

BANK OF AMERICA, N.A., as L/C Issuer and as
a Lender

By:	/s/ Debra E. Delvecchio

Name:	Debra E. Delvecchio

Title:	Managing Director
Signature Page 2 to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski

Name:	Krys Szremski

Title:	Vice President
Signature Page 3 to Second Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By: Name:	/s/ Victor Pierzchalski Victor Pierzchalski
Title:	Authorized Signatory
Signature Page 4 to Second Amendment to Credit Agreement

US BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Christine Dean

Name:	Christine Dean

Title:	Vice President
Signature Page 5 to Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Brian Buck

Name:	Brian Buck

Title:	Vice President
Signature Page 6 to Second Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Ross Levitsky

Name:	Ross Levitsky

Title:	Vice President
Signature Page 7 to Second Amendment to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:

Name:

Title:

Signature Page 8 to Second Amendment to Credit Agreement

EXHIBIT A
to Second Amendment to Credit Agreement
GUARANTORS’ CONSENT
     Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment (together with all prior amendments) and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

IMATION FUNDING CORP., as a Guarantor

By:

Name:

Title:

IMATION LATIN AMERICA CORP., as a
Guarantor

By:

Name:

Title:

MEMOREX PRODUCTS, INC., as a Guarantor

By:

Name:

Title:

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EXHIBIT B
to Second Amendment to Credit Agreement
SCHEDULE 5.06
LITIGATION
     Imation filed a Declaratory Judgment Action on October 27, 2006, in Federal District Court in St. Paul, Minnesota requesting that the court resolve an ongoing dispute with Philips Electronics N.V., U.S. Philips Corporation and North American Philips Corporation (collectively, Philips). Philips has asserted that (1) the patent cross-license between 3M Company and Philips was not validly assigned to Imation in connection with the spin-off of Imation from 3M Company in 1996; (2) Imation’s 51 percent owned subsidiary GDM is not a “subsidiary” as defined in the cross-license; (3) the coverage of the cross-license does not apply to Imation’s acquisition of Memorex; (4) the cross-license does not apply to DVD discs; (5) certain Philips patents that are not covered by the cross-license are infringed by Imation; and
(6) as a result, Imation owes Philips royalties for the prior and future sales of CD and DVD discs. We believe that these allegations are without merit and filed a Declaratory Judgment Action to have a court reaffirm Imation’s rights under the cross-license. On February 26, 2007, the parties signed a Standstill Agreement and the litigation was voluntarily dismissed without prejudice.Imation and Philips held settlement negotiations but were unable to come to an agreement. Imation re-filed its Declaratory Judgment Action on August 10, 2007. Philips filed its Answer and Counterclaims against Imation and MBI (Imation’s partner in GDM). Philips alleges that (1) the cross-license does not apply to companies that Imation purchased or created after March 1, 2000; (2) GDM is not a legitimate subsidiary of Imation; (3) Imation’s formation of GDM is a breach of the cross-license resulting in termination of the cross-license at that time; (4) Imation (including Memorex and GDM) infringes various patents that would otherwise be licensed under the cross-license; and (5) Imation (including Memorex and GDM) infringe one or more patents that are not covered by the cross-license. Philips claims damages of $655 million plus interest and costs, as well as a claim requesting a trebling of that amount. Imation was aware of these claims prior to filing its Declaratory Judgment Action. Imation believed then and continues to believe that Philips’ claims are without merit. Philips recently amended its Answer and Counterclaims, adding detail on its patent claims regarding DVDs and deleting all references to the specific damage claim of $655 million.
     On October 30, 2007, Imation filed its answers to Philips’ counterclaims and a Motion for Partial Summary Judgment on the issue of whether the patent cross-license was validly assigned by 3M Company to Imation. Philips did not contest Imation’s Motion and on November 26, 2007, the parties filed a stipulation affirming that the cross-license was validly assigned to Imation. Discovery is ongoing and all remaining issues continue to be in dispute. The court has currently scheduled trial of the matter for mid-2009.

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EXHIBIT C
to Second Amendment to Credit Agreement
SCHEDULE 5.13
Part (a). Subsidiaries

	County or State in
	Which Subsidiary	Percentage of
	Was Organized	Ownership
Imation Mercosur Trading S.A.	Uruguay	100
Imation Funding Corp.	Delaware	100
Imation Data Storage LLC	Delaware	100
Imation Data Storage Holdings CV	Netherlands	100
Imation Latin America Corp.	Delaware	100
Imation Latin America Marketing S.A.	Panama	100
Imation do Brasil Ltda.	Brazil	100
Imation Chile S.A.	Chile	100
Imation Mexico S.A. de C.V.	Mexico	100
Imation Argentina S A C I F.I.A.	Argentina	100
Imation Colombia S.A.	Colombia	100
Imation Venezuela S.A.	Venezuela	100
Imation Canada Inc.	Canada	100
Imation (Thailand) Ltd.	Thailand	100
Imation Holdings Pte Ltd.	Singapore	100
Imation Asia Pacific Pte Ltd.	Singapore	100
Imation ANZ Pty Ltd.	Australia	100
Imation (Shanghai) Co. Ltd.	China	100
Imation (Guangzhou) International Co. Ltd.	China	100
Imation (Tianjin) International Co. Ltd.	China	100
Imation Information Technology (Beijing) Ltd.	China	100
Imation Hong Kong Ltd.	Hong Kong	100
Imation Recording Media (Hong Kong) Co. Ltd.	Hong Kong	100
Imation India Private Ltd.	India	100
Imation Corporation Japan	Japan	60	*
Imation Corporation Japan TMK	Japan	100
Imation Korea, Inc.	Korea	100
Imation (Malaysia) SDN.BHD.	Malaysia	100
Imation Singapore Pte. Ltd.	Singapore	100
Imation Taiwan Ltd.	Taiwan	100
Memorex Products (Taiwan) Inc.	Taiwan	100
Imation Europe B.V.	Netherlands	100
Imation France S.A.	France	100
Imation Deutschland GmbH	Germany	100
Imation S.p.A.	Italy	100
Imation Iberia, S.A.	Spain	100
Imation Middle East FZE	United Arab Emirates	100
Imation U.K. Limited	United Kingdom	100
TDK Marketing Europe GmbH	Germany	100
TDK Polska SP Zoo	Poland	100
Imation Ireland Ltd.	Ireland	100
Global Data Media FZ-LLC	United Arab Emirates	51	*
Glyphics Media Inc.	New York	51	*
MB1 International FZ-LLC	United Arab Emirates	51	*
MBI International Services Private Ltd.	India	51	*
MBII India Marketing Private Ltd.	India	51	*
Memorex Products Inc.	California	100
Memorex Products Europe Ltd.	United Kingdom	100

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	County or State in
	Which Subsidiary	Percentage of
	Was Organized	Ownership
Memorex Products GmbH	Germany	100
Memorex Products SAS	France	100
Hanny Magnetics Europe Limited	United Kingdom	100
Imation Online Service Corp.	New York	100

*	Imation Corporation Japan and Global Data Media FZ-LLC and its subsidiaries are joint ventures.
Part (b).     Other Equity Investments

County or State in
	Which Company	Percentage of
	Is Organized	Ownership
O-Mass (Subsiidiary of Tandberg Storage)	Norway	<10.0
InPhase	United States	<10.0
Exabyte	United States	11.1

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EXHIBIT D
to Second Amendment to Credit Agreement
SCHEDULE 5.17
INTELLECTUAL PROPERTY MATTERS
See Schedule 5.06.

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